The Glenmede Fund, Inc.

International Portfolio (GTCIX)

Supplement dated September 10, 2014 to the

International Portfolio Prospectus dated February 28, 2014

Wei Huang has replaced Frederick Herman as the portfolio manager of the International Portfolio. All references to Frederick Herman are hereby deleted.

The sub-section entitled “Portfolio Managers” of the “Summary Section” of the International Portfolio on page 5 of the prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers: The Portfolio is managed by Andrew B. Williams, Robert Benthem de Grave, Stephen Dolce, and Wei Huang of Philadelphia International Advisors LP. Mr. Williams, the President and CEO of the Sub-Advisor, has been managing the Portfolio since its inception in 1992, Messrs. Benthem de Grave, Dolce, and Huang, each an analyst of the Sub-Advisor, have managed the Portfolio since 1994, 2010 and 2013 respectively.

In the sub-section entitled “Investment Advisor and Sub-Advisor” of “Additional Information About Management of the Portfolios” on page 53 of the prospectus, paragraphs nine and ten are hereby deleted in their entirety and replaced with the following:

The International Portfolio is managed by the Sub-Advisor using a team approach, which is led by Andrew B. Williams. The team consists of Mr. Williams, Robert Benthem de Grave, Stephen Dolce, and Wei Huang. Each analyst has full discretion over specific investment recommendations, with Mr. Williams having final decision authority.

Mr. Williams is the President and Chief Executive Officer of the Sub-Advisor and has been managing the International Portfolio since it commenced operations on November 17, 1988. Since January 1, 2002, Mr. Williams has been employed by the Sub-Advisor. From May 1985 through December 2001, Mr. Williams was employed by Glenmede Advisers and Glenmede Trust as a portfolio manager. Messrs. Benthem de Grave and Huang have been employed by the Sub-Advisor as analysts since 2002. Prior to that time, Mr. Benthem de Grave had been a member of Glenmede Trust’s international equity team since 1994. Prior to joining the Advisor, Mr. Huang completed an internship as a Global Industry Research Analyst for Wellington Management Company. Mr. Dolce has been employed by the Sub-Advisor as an analyst since September 2007. Prior to joining the Sub-Advisor, Mr. Dolce was employed at DuPont Capital Management for over ten years where he served as a Senior International Equity Analyst, Sector Portfolio Manager, and Global Equity Trader.

The SAI provides additional information about Mr. Huang’s compensation, other accounts he manages, and his ownership of shares in the Portfolios he manages.

This Supplement should be retained with your

Prospectus for future reference.